UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 13, 2020

On Deck Capital, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1400 Broadway, 25th Floor

New York, New York 10018

(Address of principal executive offices, including ZIP code)

(888) 269-4246

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ONDK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K is being filed in connection with the closing on October 13, 2020 (the “Closing Date”), of the previously announced acquisition of On Deck Capital, Inc., a Delaware corporation (the “Company”) pursuant to the Agreement and Plan of Merger dated as of July 28, 2020, as amended on September 18, 2020, by and among the Company, Enova International, Inc., a Delaware corporation (“Parent”) and Energy Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”) (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

Item 1.02	Termination of Material Definitive Agreement.

On the Closing Date, in connection with the completion of the Merger, all amounts outstanding under the Credit Agreement (the “Corporate Facility Agreement”), dated as of January 28, 2019, by and among the Company, as borrower, the lenders party thereto and Truist Bank (as successor by merger to SunTrust Bank), as Administrative Agent and Collateral Agent will be paid in full (the “Payoff”). In connection with the Payoff, the Corporate Facility Agreement and the related credit documents will be terminated along with the obligations thereunder and all security interests, pledges and liens will be released.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, Parent completed its acquisition of the Company through the Merger pursuant to the terms and conditions of the Merger Agreement. As of the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Company common stock, par value $0.005 per share (the “Company Common Stock”) (other than any shares of Company Common Stock owned by the Company or owned by Parent, Merger Sub, or any other direct or indirect wholly owned subsidiary of Parent or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law (collectively, “Excluded Company Shares”)), was cancelled and converted into the right to receive (i) 0.092 of a duly authorized, validly issued, fully paid and nonassessable share of common stock, par value $0.00001 per share, of Parent (the “Exchange Ratio” and “Parent Common Stock”, respectively), (ii) $0.12 in cash (without interest) (the “Cash Consideration”) and (iii) cash (without interest) for any fractional shares of Parent Common Stock (such consideration in clauses (i) through (iii) collectively, the “Merger Consideration”).

At the Effective Time, each option that represented the right to acquire shares of Company Common Stock that was outstanding immediately prior to the Effective Time (each, an “Option”) with an exercise price less than the Merger Consideration Cash Value (as defined below), whether vested or unvested, was cancelled and converted into the right to receive an amount in cash (without interest) equal to (x) the Merger Consideration Cash Value minus the exercise price of such Option multiplied by (y) the total number of shares of Company Common Stock subject to such Option. The Merger Agreement defines Merger Consideration Cash Value as the sum of the (i) Cash Consideration and (ii) product obtained by multiplying the Exchange Ratio by the volume weighted average closing sale price of one share of Parent Common Stock as reported on the New York Stock Exchange for the 10 consecutive trading days ending on the date that is two trading days prior to the Closing Date (the “Parent Trading Price”). Each Option that was outstanding immediately prior to the Effective Time with an exercise price equal to or greater than the Merger Consideration Cash Value, whether vested or unvested, was, at the Effective Time, forfeited and cancelled automatically without any consideration paid.

In addition, each time vesting award of restricted stock units of the Company that was outstanding immediately prior to the Effective Time and held by an employee of the Company or any subsidiary of the Company (the “Employee RSUs”), was, at the Effective Time, assumed and converted automatically into a time vesting restricted stock unit award of Parent (each, an “Adjusted RSU”) that, subject to later vesting thereof, will be settled for a number of shares of Parent Common Stock equal to the sum of (i) the product of (A) the Exchange Ratio, multiplied by (B) the number of shares of Company Common Stock subject to the Employee RSU immediately prior to the Effective Time, plus (ii) the quotient of (A) the product of (x) the number of shares of Company Common Stock subject to the Employee RSU immediately prior to the Effective Time, multiplied by (y) the Cash Consideration, divided by (B) the Parent Trading Price; provided, that fractional shares may, at Parent’s election, be settled in cash (without interest), based on the fair market value of a share of Parent Common Stock at the time of such settlement. Each Adjusted RSU is otherwise subject to the same terms and conditions applicable to the corresponding Employee RSU, including vesting terms; provided, that, each such Adjusted RSU shall immediately become fully vested upon any termination of the holder’s employment that occurs before the first anniversary of the Closing Date and is without cause by the Company, for good reason by the holder, or due to death or disability.

Each time vesting award of restricted stock units of the Company that was outstanding immediately prior to the Effective Time and held by an individual who was a non-employee director of the Company as of immediately prior to the Effective Time (a “Director RSU”), whether vested or unvested, was automatically vested in full, at the Effective Time, and converted into the right to receive the Merger Consideration for each share of Company Common Stock underlying such Director RSU.

With respect to performance vesting restricted stock units of the Company that may be settled in Company Common Stock that remain subject to performance-vesting conditions and were outstanding immediately prior to the Effective Time (the “PSUs”), the Company’s board of directors determined the level of achievement of the performance conditions applicable to such PSUs for such performance period to be below threshold for such PSUs subject to Company performance metrics and 113.33% for such PSUs subject to performance metrics of ODX, LLC, a wholly owned subsidiary of the Company (“ODX”); provided, that for certain holders of PSUs who are also party to a change in control agreement with the Company, the level of achievement of the performance conditions have been deemed to be target level. To the extent such determined achievement is below the threshold performance for any such PSU, such PSU was forfeited and cancelled automatically without any consideration paid. To the extent such determined achievement is at least threshold performance for any such PSU, such PSU vested, at the Effective Time, based on the level of achievement determined and was converted into the right to receive (A) a number of shares of Parent Common Stock, equal to the sum of (x) the product of (I) the Exchange Ratio, multiplied by (II) the number of shares of Company Common Stock subject to vesting under the PSU based on the achievement of performance conditions, as determined by the Company’s board of directors, plus (y) the quotient of (I) the product of (aa) the number of shares of Company Common Stock described in clause (A)(x)(II) above, multiplied by (bb) the Cash Consideration, divided by (II) the Parent Trading Price, minus (B) that number of shares of Parent Common Stock with a fair market value equal to all required withholding taxes due upon settlement of such PSU as described in clause (A); provided that fractional shares of Parent Common Stock will be settled in cash (without interest).

With respect to each performance vesting restricted unit payable in cash (the “Performance Unit Award”) subject to a then-current performance period, immediately prior to the Effective Time the Compensation Committee of the Company’s board of directors determined the level of achievement of the performance conditions applicable to such Performance Unit Awards for such performance period to be below threshold for such Performance Unit Awards subject to Company performance metrics and 113.33% for such Performance Unit Awards subject to performance metrics of ODX; provided, that with respect to holders of Performance Unit Awards who are also party to a change in control agreement with the Company, the level of achievement of the performance conditions applicable to such Performance Unit Awards have been deemed to be target level. To the extent such determined achievement is below the threshold performance for any such Performance Unit Awards, such Performance Unit Awards were, at the Effective Time, whether vested or unvested, forfeited and cancelled automatically without any consideration paid. To the extent such determined achievement is at least threshold performance for any such Performance Unit Awards, such Performance Unit Awards were vested based on the achievement of performance conditions and were converted into the right to receive, an amount in cash (without interest), equal to (i) $1.00 multiplied by (ii) the total number of units of the Performance Unit Awards that became vested based on the determined achievement of applicable performance conditions.

Each unit underlying a Performance Unit Award that was granted in 2019, to the extent it remained outstanding as of immediately prior to the Effective Time, whether vested or unvested, was assumed and converted into a time-vesting restricted cash unit award (each, an “Adjusted Performance Unit Award”) that, subject to later vesting thereof, will be settled for an amount of cash (without interest) equal to $1.00. Each Adjusted Performance Unit Award is otherwise subject to the same terms and conditions applicable to the corresponding Performance Unit Award; provided, that, each such Adjusted Performance Unit Award shall immediately become fully vested upon any termination of the holder’s employment that occurs before the first anniversary of the Closing Date and is without cause by the Company, for good reason by the holder, or due to death or disability.

The foregoing description of the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated by reference herein.

The information set forth in the Explanatory Note and under Items 3.01 and 5.01 of this report is incorporated by reference in this Item 2.01.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On the Closing Date, an Early Amortization Event occurred under the Fifth Amended and Restated Credit Agreement, dated as of March 12, 2019 and as amended from time to time, by and among OnDeck Account Receivables Trust 2013-1 LLC (the “ODART”), as Borrower, the Lenders party thereto from time to time, Deutsche Bank AG, New York Branch, as Administrative Agent and Collateral Agent, Deutsche Bank Securities Inc., as Syndication Agent, Documentation Agent and Lead Arranger and Deutsche Bank Trust Company Americas, as Paying Agent (the “ODART Facility”). Beginning on the October 2020 payment date under the ODART Facility, all remaining amounts held by ODART in its controlled accounts, after payment of accrued interest and certain expenses, will be applied to repay the outstanding principal on a monthly basis until the loans are paid in full.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, in connection with the completion of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed and requested that trading of the Company Common Stock under the symbol “ONDK” on the NYSE be suspended prior to the opening of trading on October 13, 2020. In addition, the Company requested that the NYSE file with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration on Form 25 to delist the Company Common Stock from the NYSE and deregister the Company Common Stock under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), on October 13, 2020. As a result, the Company Common Stock will no longer be listed on the NYSE.

In addition, the Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of all Company’s securities registered under Section 12(g) of the Exchange Act and the suspension of Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Explanatory Note and under Item 2.01 of this report is incorporated by reference in this Item 3.01.

Item 3.03	Material Modification of Rights of Security Holders.

At the Effective Time, each holder of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of the Company, other than (except for Excluded Company Shares) the right to receive the Merger Consideration.

The information set forth in the Explanatory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this report is incorporated by reference in this Item 3.03.

Item 5.01	Change in Control of Registrant.

At the Effective Time, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of Parent.

The information set forth in the Explanatory Note and under Items 2.01 and 3.03 of this report is incorporated by reference in this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, Noah Breslow, Daniel S. Henson, Chandra Dhandapani, Bruce P. Nolop, Manolo Sánchez, Jane J. Thompson, Ronald F. Verni and Neil E. Wolfson, each resigned from the board of directors of the Company and from any and all committees of the board of directors of the Company on which they served as of the Effective Time. At the Effective Time, David Fisher, Steven Cunningham and Sean Rahilly, who were the directors of Merger Sub immediately prior to the Effective Time, became the directors of the Company.

The information set forth in the Explanatory Note and under Item 2.01 of this report is incorporated by reference in this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the certificate of incorporation of the Company that was in effect immediately before the Effective Time was amended and restated to be in the form attached hereto as Exhibit 3.1. In addition, at the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws attached hereto as Exhibit 3.2.

The information set forth in the Explanatory Note and under Item 2.01 of this report is incorporated by reference in this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, by and among Enova International, Inc., Energy Merger Sub, Inc. and On Deck Capital, Inc., dated July 28, 2020, and Amendment thereto, dated as of September 18, 2020.*

3.1	Amended and Restated Certificate of Incorporation of On Deck Capital, Inc.

3.2	Amended and Restated Bylaws of On Deck Capital, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2020	On Deck Capital, Inc.

/s/ Cory Kampfer
Cory Kampfer Chief Operations Officer and General Counsel